CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Balanced Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Balanced Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Capital Appreciation Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Capital Appreciation Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Core Bond Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Core Bond Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Global Securities Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Global Securities Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Global Strategic Income Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 18, 2010, relating to the financial statements and financial highlights of Oppenheimer Global Strategic Bond Fund/VA (formerly known as Strategic Bond Fund/VA), appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer High Income Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer High Income Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Main Street Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Main Street Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Main Street Small Cap Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Main Street Small Cap Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Money Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Money Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Small- & Mid-Cap Growth Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Small- & Mid-Cap Value Fund (formerly known as Oppenheimer MidCap Fund/VA), appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Oppenheimer Variable Account Funds:

We consent to the use in this Registration Statement of Oppenheimer Value Fund/VA (one of the portfolios constituting the Oppenheimer Variable Account Funds), of our report dated February 16, 2010, relating to the financial statements and financial highlights of Oppenheimer Value Fund/VA, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Financial Highlights” appearing in the Prospectus, which is also part of such Registration Statement and “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information.

                         /s/ KPMG LLP
                         KPMG LLP

Denver, Colorado

April 26, 2010